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                                                                    EXHIBIT 23.5


                      CONSENT OF KIRKPATRTICK & LOCKHART

     We hereby consent to the reference to our firm under the caption "Legal Matters" in the Registration Statement on Form S-4 of Wesbanco, Inc. (Registration No. 33-72228).


                                                Kirkpatrick & Lockhart

                                                KIRKPATRICK & LOCKHART

January 11, 1994









PI1-381753.1